Property, plant and equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property, plant and equipment
9. Property, plant and equipment:

		Accumulated	Net book
December 31, 2019	Cost	depreciation	value
Land and buildings	$4,764	$1,565	$3,199
Computer equipment and software	5,601	4,521	1,080
Furniture and fixtures	4,213	3,715	498
Machinery and equipment	91,926	41,775	50,151
Leasehold improvements	11,463	7,535	3,928
	$117,967	$59,111	$58,856

		Accumulated	Net book
December 31, 2018	Cost	depreciation	value
Land and buildings	$4,765	$1,474	$3,291
Computer equipment and software	7,079	6,043	1,036
Furniture and fixtures	3,553	2,975	578
Machinery and equipment	87,151	33,476	53,675
Leasehold improvements	11,578	6,727	4,851
	$114,126	$50,695	$63,431

During the year ended December 31, 2019, impairment charge of $nil were recorded related to property, plant and equipment (December 31, 2018 - $736; December 31, 2017 - $1,550).

The Company has significant investments in property, plant and equipment related to its Westport HPDI 2.0™ business. The HPDI business is still in the early stages of commercialization, and, as a result, is currently generating losses. Based on the Company's current projections, meaningful increases in component sales, compared to 2019 levels, are expected, allowing the HPDI business to benefit from economies of scale and become profitable. If these assumptions are not realized, the Company may be required to record an impairment on these assets in future periods.

Total depreciation expense for the year ended December 31, 2019 was $13,409 (year ended December 31, 2018 - $13,090; year ended December 31, 2017 - $11,289). The amount of depreciation expense included in cost of revenue for the year ended December 31, 2019 was $8,562 (2018 - $7,685; 2017 - $4,915).